FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:                      IMPULSE MEDIA TECHNOLOGIES INC
CENTRAL INDEX KEY:                           0001093800
STANDARD INDUSTRIAL CLASSIFICATION:          SERVICES-BUSINESS SERVICES, NEC
                                             [7389]
IRS NUMBER:                                  912015608
STATE OF INCORPORATION:                      CO
FISCAL YEAR END:                             0228



FILING VALUES:
                FORM TYPE:                   8-K
                SEC ACT:                     1934 Act
                SEC FILE NUMBER:             000-27199
                FILM NUMBER:

BUSINESS ADDRESS:
                STREET 1:                    506 - 1027 DAVIE STREET
                CITY:                        VANCOUVER BC
                STATE:                       A1
                ZIP:                         00000
                BUSINESS PHONE:              (213) 304 1936

MAIL ADDRESS:
                STREET 1:                    506 - 1027 DAVIE STREET
                STREET 2:                    VANCOUVER BC CANADA
                CITY:                        V6E 4L2

FORMER COMPANY:
                FORMER CONFORMED NAME:       DENMANS COM INC
                DATE OF NAME CHANGE:         19990824

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                         Date of Report: August 27, 2002
                        (Date of earliest event reported)

                         IMPULSE MEDIA TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

       Colorado                        7389                   E.I.N.91-2015608
(State or jurisdiction     (Primary Standard Industrial       (I.R.S. Employee
  of incorporation         Classification Code Number)       Identification No.)
  or organization)

              Suite 566 - 1027 Davie Street, Vancouver, BC V6E 4L2 (Address of principal executive offices, including zip code)

                                 (213) 304-1936
               (Registrant's telephone number, including area code


ITEM 5.  OTHER EVENTS

Impulse Media Technologies, Inc. ("Registrant"), by Board of Director's Resolution decided that is in the best interests of the Registrant to terminate its current business operations as wireless technology software provider, to make a voluntary assignment into bankruptcy of it's wholly owned Nevada subsidiary named Impulse Media Technologies, Inc. and to explore strategic alternatives for the Registrant, which may include a merger, sale, investment in the Registrant or another comparable transaction or a financial restructuring and financings.

The Registrant filed its Petition for Chapter 7 bankruptcy of its subsidiary on August 27, 2002 with the Nevada Bankruptcy Court, 333 Las Vegas Blvd. South, Las Vegas, Nevada, 89101, (702) 388-6257 under the following file number: 02-19830. The Bankruptcy Trustee assigned to this matter is Mr. Tom Grimmett, 2275 Corporate Circle, Suite 120, Henderson, Nevada, 89074, (702) 740-4152. A copy of the Petition is attached to this document as Exhibit One.

Additionally, on June 25, 2002 the Registrant incorporated a new operating subsidiary Napoli Resources (USA) Inc. in Nevada to pursue its strategic re-alignment to pursuits in the oil & gas resource field.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPULSE MEDIA TECHNOLOGIES INC.

/s/ Steve Spanis
--------------------------------
(Signature)

Steve Spanis
--------------------------------
(Name)

CEO, CFO, President & Secretary
--------------------------------
(Position)

October 13, 2002
--------------------------------
(Date)

EXHIBIT LIST
------------

Exhibit One - Impulse Media Technologies, Inc., Form B1, Bankruptcy Petition










































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